UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 1, 2015

Paragon Offshore plc
(Exact name of Registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

3151 Briarpark Drive, Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: +44 20 330 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amended and Restated 2014 Employee Omnibus Incentive Plan
On May 1, 2015, Paragon Offshore plc, a company incorporated in England and Wales (the “Company”), held its annual general meeting of shareholders. At this meeting, the Company’s shareholders approved the amendment and restatement of the Company’s 2014 Employee Omnibus Incentive Plan (the “Employee Plan”).
The board of directors of the Company (the “Board”) previously adopted the Employee Plan which was approved by the Company’s stockholder in connection with the Company’s separation from Noble Corporation plc.
The following are the most significant changes to the Employee Plan as amended and restated:

•	The number of shares available for issuance under the Employee Plan was increased from 8,475,340 shares to a total number of 11,675,340 shares.

•
The Employee Plan continues to include a general three year minimum service requirement for non-performance stock and cash awards, but previously provided that up to 10% of such awards available under the Employee Plan could be granted with no minimum service period. The Employee Plan has been modified to provide that 5% of the shares authorized for issuance under the Employee Plan may be granted with a one year minimum service period from the date of grant.

•
The amendment provisions of the Employee Plan have been modified to provide that, except as described in the preceding bullet, awards under the Employee Plan must not be amended to accelerate the vesting or exercisability of awards or waive any restrictions (or eliminate or reduce restrictions) on awards.

•
The provisions of the Employee Plan have been modified to set forth the treatment of awards in the event of a change in control (as defined in the Employee Plan). Generally, special treatment of awards is available only if the participant experiences an involuntary termination of employment within 18 months following a change in control (i.e., a “double trigger” provision).

The Employee Plan is administered by the compensation committee of the Board and authorizes the award of stock options (including incentive stock options and non-qualified stock options), stock appreciation rights, stock awards, restricted stock unit awards, other stock-based awards, performance unit awards and cash awards, each as described below.
The Company’s employees (including its executive officers), employees of its subsidiaries that are at least 50% owned by us, and any person who has agreed to employment by the Company or one of its subsidiaries are eligible to receive awards under the Employee Plan. In the case of an award to an individual who has agreed to become an employee, an award may only be effective if the individual actually becomes an employee following the date of such agreement.
Approximately 2,929,576 replacement equity awards, 386,886 promotion equity awards, 538,577 retention equity awards and 33,557 other equity awards were issued in connection with the spin off from Noble Corporation plc. Approximately 4,204,508 shares remain available for issuance under the Employee Plan as of the date hereof.
Any stock award or cash award that (a) is not a performance award shall have a minimum restriction period of three years from the date of grant or (b) is a performance award shall have a minimum performance period of one year from the date of grant; provided, however, that (1) the Committee may provide for earlier vesting upon an employee’s termination of employment by reason of death, disability, retirement or change in control and (2) vesting of a stock award or cash award may occur incrementally over the three-year restriction period. The foregoing notwithstanding, 5% of the total number of shares available for allotment and issuance, transfer, or delivery under the Employee Plan shall have a minimum Restriction Period of one year from the date of grant.
The Employee Plan document is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference. The description of the Employee Plan set forth above is a summary of the material features of the Employee Plan, does not purport to be a complete description of all the provisions of the Employee Plan and is qualified in all respects by the terms of the Employee Plan.

Amended and Restated 2014 Director Omnibus Plan

On May 1, 2015, the Company held its annual general meeting of shareholders. The Company’s shareholders approved the amendment and restatement of the 2014 Director Omnibus Plan (the “Director Plan”) to increase the number of shares that may be issued under the Director Plan from 500,000 shares to 1,500,000 shares.
The Board previously adopted the Director Plan which was approved by the Company’s shareholder in connection with the Company’s separation from Noble Corporation plc. The Director Plan authorizes the award of stock options, stock appreciation rights, stock awards, and cash awards.
The most significant change to the Director Plan as amended and restated was to increase the number of shares of the Company’s common stock available for issuance under the Director Plan to a total of 1,500,000. Approximately 347,343 shares remain available for issuance under the Director Plan as of the date hereof.
The Director Plan is administered by the board of directors of the Company. All individuals who are serving as directors of the Company and any individual who has agreed to become a director of the Company are eligible to receive awards under the Director Plan. In the case of an award to an individual who has agreed to become a director of the Company, an award may only be effective if the individual actually becomes a director.
The Director Plan document is attached to this Current Report as Exhibit 10.2 and is incorporated herein by reference. The description of the Director Plan set forth above is a summary of the material features of the Director Plan, does not purport to be a complete description of all the provisions of the Director Plan and is qualified in all respects by the terms of the Director Plan.

Item 5.07    Submission of Matters to a Vote of Security Holders.
The 2015 annual general meeting of the shareholders of the Company was held on May 1, 2015. Matters voted on at the annual general meeting and the results thereof were as follows:
Resolution 1
Anthony R. Chase was re-elected as a director of the Company for a one-year term that will expire at the Company’s annual general meeting (the “AGM ”) in 2016.

For	Against	Abstain	Broker Non-Votes
45,207,538	691,302	119,061	26,681,939
Resolution 2

Thomas L. Kelly II was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

For	Against	Abstain	Broker Non-Votes
45,244,742	653,161	120,000	26,681,937
Resolution 3

John P. Reddy was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

For	Against	Abstain	Broker Non-Votes
45,253,246	643,961	120,694	26,681,939
Resolution 4

Julie J. Robertson was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

For	Against	Abstain	Broker Non-Votes
45,196,905	705,432	115,567	26,681,936
Resolution 5

Randall D. Stilley was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

For	Against	Abstain	Broker Non-Votes
45,158,306	728,297	131,298	26,681,939
Resolution 6

Dean E. Taylor was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

For	Against	Abstain	Broker Non-Votes
45,237,341	659,083	121,477	26,681,939
Resolution 7

William L. Transier was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

For	Against	Abstain	Broker Non-Votes
45,162,884	737,364	117,652	26,681,940

Resolution 8

David W. Wehlmann was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

For	Against	Abstain	Broker Non-Votes
45,247,523	651,339	119,041	26,681,937
Resolution 9

J. Robinson West was re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

For	Against	Abstain	Broker Non-Votes
45,274,232	628,442	115,229	26,681,937
Resolution 10

The appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for fiscal year 2015 was ratified.

For	Against	Abstain	Broker Non-Votes
71,011,732	1,369,120	318,988	—
Resolution 11

PricewaterhouseCoopers LLP was re-appointed as UK statutory auditors to the Company (to hold office from the conclusion of the 2015 AGM until the conclusion of the next AGM at which accounts are laid before the Company).

For	Against	Abstain	Broker Non-Votes
71,126,944	1,261,124	311,778	—
Resolution 12

The audit committee of the Board was authorized to determine the Company’s UK statutory auditors’ compensation.

For	Against	Abstain	Broker Non-Votes
70,345,124	1,890,776	463,940	—
Resolution 13

The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement relating to the 2015 AGM pursuant to the executive compensation disclosure rules promulgated by the U.S. Securities and Exchange Commission, was approved on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
43,593,040	1,872,849	552,010	26,681,941
Resolution 14

It was approved on a non-binding advisory basis that the advisory vote on the compensation of the Company’s named executive officers be submitted to shareholders of the Company once every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
44,222,190	473,869	1,155,297	166,544	26,681,940

The Board recommended that shareholders approve the advisory vote being held every year and, based upon the voting results, the Company intends to hold such an advisory vote annually.

Resolution 15

The directors’ remuneration report (other than the part containing the directors’ remuneration policy) for the year ended December 31, 2014, which is set out in the annual report and accounts of the Company for the year ended December 31, 2014, was approved on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
44,444,447	1,317,772	255,679	26,681,942
Resolution 16

The directors’ remuneration policy, which is to commence on May 1, 2015 and is set out within the directors’ remuneration report in the annual report and accounts of the Company for the year ended December 31, 2014, was approved.

For	Against	Abstain	Broker Non-Votes
39,807,411	5,923,382	287,108	26,681,939
Resolution 17

The amended and restated Paragon Offshore plc 2014 Employee Omnibus Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
44,104,510	1,638,842	274,551	26,681,937
Resolution 18

The amended and restated Paragon Offshore plc 2014 Director Omnibus Plan was approved.

For	Against	Abstain	Broker Non-Votes
43,783,066	1,948,689	286,144	26,681,941

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—
Paragon Offshore plc 2014 Employee Omnibus Incentive Plan (Amended and Restated) (Filed as Annex A to Paragon Offshore plc’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 20, 2015) (Commission File No. 001-36465).

10.2	—
Paragon Offshore plc 2014 Director Omnibus Plan (Amended and Restated) (Filed as Annex B to Paragon Offshore plc’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 20, 2015) (Commission File No. 001-36465).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc

Date: May 7, 2015	By:	/s/ Todd D. Strickler
	Name:	Todd D. Strickler
	Title:	Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS
EXHIBIT NUMBER		DESCRIPTION
10.1	—
Paragon Offshore plc 2014 Employee Omnibus Incentive Plan (Amended and Restated) (Filed as Annex A to Paragon Offshore plc’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 20, 2015) (Commission File No. 001-36465).

10.2	—
Paragon Offshore plc 2014 Director Omnibus Plan (Amended and Restated) (Filed as Annex B to Paragon Offshore plc’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 20, 2015) (Commission File No. 001-36465).